SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 22, 2017 (February 15, 2017)

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

T1-017 Tierney Building, University of Limerick, Limerick, Ireland.

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+353-61-518477

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2017, One Horizon Group, Inc. (the “Company”) entered into binding term sheets (individually the “Term Sheet”, collectively, the “Term Sheets”) with all the investors (the “Investors”) who purchased units (“Units”) in the offering dated July 21, 2014 (“Unit Offering”) to reduce the conversion and exercise prices of the securities underlying the Unit and extend the maturity date of the preferred stock underlying the Unit. Each Unit consists of (i) 17,094 shares of the Company’s Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) and (ii) 10,000 Class B Warrants (the “Class B Warrants”). Pursuant to the Term Sheets, the Company agreed to (i) adjust the conversion price of the Preferred Stock from $5.85 per share to $0.30 per share; (ii) extend the maturity date of the Preferred Stock until February 1, 2018; and (iii) the Investors shall the dividends in cash or stock at their election. The Company also agreed to adjust the exercise price of the Class B Warrants from $4.00 per share to $0.35 per share.

Except for one Investor who agreed to annual dividend payments on the Preferred Stock, at the original amount of 10%, payable in advance in the form of 150,000 shares of common stock, the rest of the Investors have agreed to quarterly payments in cash or shares at the Investors election.

Additionally, pursuant to the Term Sheets, the Company and all the Investors who also purchased the Company’s Class A Warrants in an offering dated February 18, 2013 agreed to reduce the exercise price of the Class A Warrant from $4.25 per share to $0.50 per share and extend the expiration date to July 21, 2019.

The parties will enter into exchange agreements and the Company will issue Series A1 Redeemable Convertible Preferred Stock and exchange warrants reflecting the adjustments agreed in the Term Sheets.

The foregoing description of the Term Sheets is only a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to such documents. A copy of the forms of the Term Sheets, one representing each of the differing coupon payment terms, are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Term Sheet, with stock only coupon payment

10.2	Form of Term Sheet, with Investor election of stock or cash coupon payment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: February 22, 2017	By:	/s/ Brian Collins
Brian Collins
Chief Executive Office and President